UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2022

SUNHYDROGEN, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54437	26-4298300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 E. Yanonali, Suite 36

Santa Barbara, CA 93101

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (805) 966-6566

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 11, 2022, SunHydrogen, Inc. (the “Company”) entered into a subscription agreement (the “Subscription Agreement”) with TECO 2030 ASA, a public limited company incorporated in Norway (“TECO”). Pursuant to the Subscription Agreement, the Company purchased (i) 13,443,875 new shares of TECO for aggregate consideration of USD $7 million, and (ii) convertible bonds of TECO for a subscription amount of USD $3 million. The issuance of the convertible bonds is through a Tap Issue Addendum to TECO’s secured convertible bond agreement dated June 1, 2022, pursuant to which Nordic Trustee AS is acting as the Security Agent on behalf of the bond holders. The Convertible Bonds mature on June 1, 2025, bear interest at the rate of 8% per annum paid quarterly in arrears and are convertible into shares of TECO at a rate of NOK 5.0868.

The Subscription Agreement also provides for the nomination by the Company of a director to serve on the Board of Directors of TECO, subject to such appointment being approved by TECO’s extraordinary general meeting.

Simultaneously with entry into the Subscription Agreement, the Company and TECO entered into a side letter pursuant to which the parties indicated their intention to explore a potential business combination of the parties and to thereafter seek to list the shares of the combined company on a U.S. stock exchange.

The above description is only a summary of the terms of the Subscription Agreement, does not purport to be a complete description of the Subscription Agreement, and is qualified in its entirety by reference to the Subscription Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.

On November 15, 2022, the Company issued a press release with respect to the foregoing, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Subscription Agreement dated November 11, 2022
99.1	Press Release date November 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNHYDROGEN, INC.

Date: November 15, 2022	/s/ Timothy Young
Timothy Young
Chief Executive Officer

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